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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2001

                             Smithfield Foods, Inc.
      ____________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Virginia                       0-2258                     52-0845861
----------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


  200 Commerce Street
  Smithfield, Virginia                                               23430
---------------------------------------                            ---------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:    (757) 365-3000
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Item 5. Other Events and Regulation FD Disclosure.

Attached as Exhibit 99.1 is a press release disseminated October 16, 2001 concerning the registrant's earnings estimates for its second fiscal quarter ending October 28, 2001.

Attached as Exhibit 99.2 is a press release concerning an October 17, 2001 offering of securities by the registrant not registered or required to be registered under the Securities Act of 1933, as amended.

Attached as Exhibit 99.3 is a press release concerning changes in the registrant's management that were approved by the Board of Directors on October 17, 2001.

Item 7. Financial Statements and Exhibits.

Exhibit      Description

99.1        Smithfield Foods, Inc. Press Release dated October 16, 2001 *
99.2        Smithfield Foods, Inc. Press Release dated October 18, 2001 *
99.3        Smithfield Foods, Inc. Press Release dated October 19, 2001 *

*  Exhibit filed herewith.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SMITHFIELD FOODS, INC.



Date: October 19, 2001                       /s/ C. Larry Pope
                                             -------------------------------
                                             Name:  C. Larry Pope
                                             Title:  Vice President and
                                                     Chief Financial Officer